Exhibit 99.1

INVESTOR CONTACT Chad Bennett chad.bennett@teradata.com MEDIA CONTACT Jennifer Donahue jennifer.donahue@teradata.com

Teradata Advances Board Refreshment Program

Expects to Appoint Melissa Fisher to the Board

Enters into Cooperation Agreement with Lynrock Lake

SAN DIEGO, CA – February 10, 2026 – Teradata Corporation (NYSE: TDC) (“Teradata” or the “Company”) today announced the following changes to its Board of Directors (the “Board”) as part of the Board’s ongoing refreshment program and in connection with a cooperation agreement (the “Agreement”) with Lynrock Lake LP and certain related parties (“Lynrock Lake”):

•The Board expects to appoint Melissa Fisher to the Board as a Class I director no later than March 1, 2026, following the completion of customary onboarding procedures. Ms. Fisher is expected to be nominated for election at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) with a term expiring at the 2029 Annual Meeting of Stockholders.

•The Board has an active search process underway to identify an additional independent director to join the Board following the 2026 Annual Meeting and will work with Lynrock Lake to select candidates for consideration.

•As part of the Board’s phased refreshment plan, one Class I director will retire and not stand for re‑election at the 2026 Annual Meeting, and one Class II director will retire and not stand for re‑election at the 2027 Annual Meeting of Stockholders.

Mike Gianoni, Chairman of the Board, said, “As part of our ongoing efforts to add new perspectives to the Board, we are pleased to welcome Melissa, whose experience within our sector and financial acumen will be additive to the initiatives already in progress. Continued Board refreshment is key to Teradata’s long-term growth and value creation objectives and the changes announced today underscore this commitment.”

Cynthia Paul, Chief Investment Officer and Chief Executive Officer of Lynrock Lake LP, commented, “We are pleased to have reached this collaborative outcome with Teradata. We firmly believe in the long-term value potential of Teradata and look forward to Melissa’s contributions and further Board refreshment to advance the Company’s strategic initiatives and enhance value for all shareholders.”

Pursuant to the Agreement, Lynrock Lake has agreed to support the Board’s full slate of directors at the 2026 Annual Meeting and also agreed to certain customary standstill, mutual non-disparagement, voting and other provisions. The Company will file the Agreement with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K.

Advisors

Foros is serving as financial advisor, Sullivan & Cromwell LLP is serving as legal counsel and Collected Strategies is serving as strategic communications advisor to Teradata. Olshan Frome Wolosky LLP is serving as legal counsel to Lynrock Lake.

About Melissa Fisher

Ms. Fisher is a seasoned finance and technology executive. She previously served as Chief Financial Officer of Outreach.io, the AI Revenue Workflow Platform, and Qualys, a publicly-traded cloud-based security solutions provider. She has also held senior finance roles at Zynga and Digital River. Prior to that, Ms. Fisher spent over a decade as an investment banker at firms including, Goldman Sachs and BofA Securities (formerly Banc of America Securities). She previously served on the Board of Directors at Model N, Inc., Image Sensing Systems and Digital Generation. Ms. Fisher holds a Bachelor of Arts degree from Harvard University and a Master of Business Administration from Harvard Business School.

About Teradata

Teradata is the AI platform built for the autonomous era. Our AI + Knowledge Platform and multifaceted AI Services help enterprises deploy solutions with deep domain expertise and full enterprise context. Wherever data resides—cloud, on-prem, or hybrid—Teradata connects and scales to deliver the performance AI needs. Learn more at Teradata.com.

The Teradata logo is a trademark, and Teradata is a registered trademark of Teradata Corporation and/or its affiliates in the U.S. and worldwide.

Note to Investors
This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements generally relate to opinions, beliefs, and projections of expected future financial and operating performance, business trends, liquidity, and market conditions, among other things. These forward-looking statements are based upon current expectations and assumptions and often can be identified by words such as “expect,” “strive,” “looking ahead,” “outlook,” “guidance,” “forecast,” “anticipate,” “continue,” “plan,” “estimate,” “believe,” “focus,” “see,” “commit,” “should,” “project,” “will,” “would,” “likely,” “intend,” “potential,” or similar expressions. All statements, other than statements of historical facts, included in this release that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause the Company’s actual results to differ materially including those relating to: the global economic environment and business conditions in general, including inflation, tariffs, and/or recessionary conditions; the ability of our suppliers to meet their commitments to us; the timing of purchases, migrations, or expansions by our current and potential customers, including our ability to retain customers; the rapidly changing and intensely competitive nature of the information technology industry, the data analytics business, and artificial intelligence capabilities; fluctuations in our operating, capital allocation, and cash flow results; our ability to execute and realize the anticipated benefits of our refreshed brand, business transformation program or restructuring, sales and operational execution initiatives, and cost saving initiatives, including restructuring actions; risks inherent in operating in foreign countries, including sanctions, tariffs, foreign currency fluctuations, and/or acts of war; risks associated with data privacy, cyberattacks and maintaining secure and effective products for our customers, as well as, internal information technology and control systems; the timely and successful development, production or acquisition, availability and/or market acceptance of new and existing products, product features and services, including for artificial intelligence; tax rates; turnover of our workforce and the ability to attract and retain skilled employees; protecting our intellectual property; availability and successful execution of new alliance and acquisition opportunities; subscription arrangements that may be cancelled or fail to be renewed; the impact on our business and financial reporting from the implementation of a new ERP system and changes in accounting rules; and other factors described from time to time in our filings with the SEC, including our most recent annual report on Form 10-K, and subsequent quarterly reports on Forms 10-Q and current reports on Forms 8-K, as well as our annual report to stockholders. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for the 2026 Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain free copies of these documents, and other documents filed with the SEC by the Company, through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of these documents from the Company by going to the Company’s Investor Relations page on its website at investor.teradata.com.

Certain Information Regarding Participants in the Solicitation

The Company, its directors, and certain of its executive officers (as set forth below) are deemed to be “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Director Compensation,” “Compensation and People Committee Report on Executive Compensation,” “Compensation Discussion and Analysis” and “Compensation Tables” commencing on page 36 in the Company’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on March 27, 2025 (the “2025 Definitive Proxy”) (available here). Information regarding the participants’ direct or indirect interests, by security holdings or otherwise, including the holdings of the Company’s securities, can be found in the section titled “Stock Ownership” in the 2025 Definitive Proxy commencing on page 34 (available here), and as updated in the filings referenced in the table below. Supplemental information regarding the holdings of the Company’s securities can be found in the SEC filings on Forms 3 and 4, and as referenced in the table below, and such filings are available on the Company’s website at investor.teradata.com or through the SEC’s website at www.sec.gov. Updated information regarding the identity of the participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the 2026 Annual Meeting.

Directors and Named Executive Officers
Name	Ownership(1)	Date of Filing	Filing Type	Hyperlink
Lisa R. Bacus	75,104	05/19/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000145/xslF345X05/wk-form4_1747687437.xml
Timothy C.K. Chou	36,077(2)	05/27/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000164/xslF345X05/wk-form4_1748376804.xml
Daniel R. Fishback	67,522(3)	05/19/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000147/xslF345X05/wk-form4_1747687459.xml
Michael P. Gianoni (Chairman)	56,523	05/19/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000148/xslF345X05/wk-form4_1747687470.xml

Todd E. McElhatton	32,875	05/19/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000146/xslF345X05/wk-form4_1747687448.xml
Kimberly K. Nelson	53,185(4)	05/19/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000149/xslF345X05/wk-form4_1747687480.xml
Joanne B. Olsen	60,211(5)	05/19/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000144/xslF345X05/wk-form4_1747687425.xml
John G. Schwarz	101,779(6)	05/19/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000142/xslF345X05/wk-form4_1747687403.xml
John Ederer (Chief Financial Officer)	267,195	11/18/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000184003925000009/xslF345X05/wk-form4_1763508723.xml
Scot F. Rogers (Chief Administrative Officer)	159,622	06/17/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000172/xslF345X05/wk-form4_1750192480.xml
Stephen McMillan (President and Chief Executive Officer)	559,125	03/10/2025	Form 4	https://www.sec.gov/Archives/edgar/data/816761/000081676125000075/xslF345X05/wk-form4_1741638545.xml

(1)Includes all awarded restricted share units whether vested or unvested.

(2)Includes 36,077 restricted share units, of which 5,745 restricted share units are unvested, receipt of which has been deferred until five years after the grant date.
(3)Includes 37,102 restricted share units receipt of which has been deferred until after termination of his service as a director.
(4)Includes 19,163 restricted share units receipt of which has been deferred until after termination of her service as a director.
(5)Includes 46,990 restricted share units, of which 5,745 restricted share units are unvested, receipt of which has been deferred until after termination of her service as a director in five equal annual installments, beginning on the next following April 30 after termination as a director.
(6)Includes 100,058 restricted share units, of which 5,745 restricted share units are unvested, receipt of which has been deferred until after termination of his service as a director.